UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2016

RCM Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-10245 (Commission File Number)	95-1480559 (I.R.S. Employer Identification No.)

2500 McClellan Avenue, Suite 350
Pennsauken, NJ	08109-4613
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 356-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As disclosed in Item 5.07 below, the shareholders of RCM Technologies, Inc. (the "Company") approved an amendment to the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan (the "Plan") at the Company's 2016 annual meeting of stockholders (the "Annual Meeting") held on December 1, 2016.

On October 18, 2016, our Board adopted, subject to stockholder approval at the Annual Meeting, an amendment and restatement of the Plan.  The amendment and restatement increases by 500,000 shares the total number of shares of the Company's common stock available for grant under the Plan, from 157,000 to 657,000 shares, revises the performance goals that may be set under the Plan in connection with performance-based rewards and extends the term of the Plan to extend the termination date of the 2014 Plan to December 1, 2026.

The above description of the amendment and restatement of the Plan is a summary and is qualified in its entirety by reference to the full text of the amended and restated Plan, filed as Exhibit A to the Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on October 28, 2016 and incorporated by reference herein.

Item 5.07            Submission of Matters to a Vote of Security Holders

On December 1, 2016, the Company held the Annual Meeting.  At the Annual Meeting, the Company's stockholders (i) elected six (6) persons to the Board of Directors (the "Board"); (ii) approved the amendment and restatement of the Plan; (iii) ratified the selection by the Board's Audit Committee of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iv) voted on an advisory basis to approve the compensation of the Company's named executive officers for 2015.  The results of these votes, as certified by the independent inspector of elections for the Annual Meeting, are set forth below.

Proposal 1.  Election of six (6) persons to serve as directors of the Company, each to serve until the Company's next annual meeting or until their successors have been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Roger H. Ballou	7,214,123	248,175	12,321	4,206,384
Maier O. Fein.	7,169,683	289,660	15,276	4,206,384
Leon Kopyt	6,959,859	503,479	11,281	4,206,384
Richard D. Machon	7,213,646	239,752	21,221	4,206,385
S. Gary Snodgrass	7,190,114	252,386	32,118	4,206,384
Bradley S. Vizi	7,191,682	251,080	31,857	4,206,385

Proposal 2.  Approval of the amendment and restatement of the RCM Technologies, Inc. 2014 Omnibus Equity Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,059,416	380,121	35,081	4,206,385

Proposal 3.  Ratification of the selection by the Board's Audit Committee of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,495,966	49,657	135,280	--

Proposal 4.  Approval, on an advisory basis, of the compensation of the Company's named executive officers for 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,069,251	342,585	62,762	4,206,405

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1
Amended and Restated RCM Technologies, Inc. 2014 Equity Compensation Plan (filed as Exhibit A to the Company's Definitive Proxy Statement for the 2016 Annual Meeting filed with the Securities and Exchange Commission on October 28, 2016 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Kevin D. Miller
Chief Financial Officer, Treasurer and Secretary

Dated: December 2, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1
Amended and Restated RCM Technologies, Inc. 2014 Equity Compensation Plan (filed as Exhibit A to the Company's Definitive Proxy Statement for the 2016 Annual Meeting filed with the Securities and Exchange Commission on October 28, 2016 and incorporated herein by reference).

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